                                  EX-99.B.4.16

                                        A

                         NORTHERN LIFE INSURANCE COMPANY
                                 A Stock Company

Home Office:                                           ReliaStar Service Center:
1501 4th Avenue, Suite 1000                                        P.O. Box 5050
Seattle, WA 98101-3616                            Minot, North Dakota 58702-5050

--------------------------------------------------------------------------------
                      RIGHT TO EXAMINE AND CANCEL CONTRACT

You may cancel this contract by giving written notice of cancellation to Northern Life Insurance Company, P.O. Box 5050, Minot, ND 58702-5050. You may also give notice to the agent from whom you bought the contract. You must also return the contract before midnight of the tenth day after the date you receive the contract. As soon as you return it, we will consider it void from the start. When these conditions are met, we will refund the Contract Value as of the next Valuation Date after receiving your request. However, if applicable law so requires, the full amount of any Purchase Payments we receive will be refunded.
--------------------------------------------------------------------------------


                                     NOTICE

ANNUITY PAYOUTS AND CONTRACT VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND MAY INCREASE OR DECREASE IN VALUE BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT.

This contract is a legal contract between you and Northern Life Insurance Company. READ YOUR CONTRACT CAREFULLY.

We will make Fixed and/or Variable Annuity Payouts subject to the terms of this contract. You may change the Start Date, the annuity payout option, or both, as shown in the contract.

If you die while this contract is in force, we will pay the death benefit when we receive written notice of your death.

Your rights under this contract cannot be forfeited.

We issue this contract in consideration of the attached application and the payment of Purchase Payments according to the terms of this contract.

The provisions on the following pages are a part of this contract.


ASD                                                   AS
  Secretary                                            President


                 INDIVIDUAL DEFERRED RETIREMENT ANNUITY CONTRACT
                                Nonparticipating

                       VARIABLE AND/OR FIXED ACCUMULATION
                  VARIABLE AND/OR FIXED DOLLAR ANNUITY PAYOUTS



Form No. 13077 7-99

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                       PAGE

       Section 1         Definitions                                      3
       Section 2         The Contract                                     5
       Section 3         Purchase Payments                                5
       Section 4         Fixed Account                                    6
       Section 5         Variable Account                                 8
       Section 6         Reallocations of Contract Value                 12
       Section 7         Withdrawals                                     14
       Section 8         Annuity Benefits                                17
       Section 9         General Provisions                              23
       Section 10        Payments at Death                               25
       Section 11        Amendment and Disclaimer                        28
       Section 12        Termination                                     29
       Section 13        If your Contract is an IRA                      29




--------------------------------------------------------------------------------
Additional benefits, if any, are listed on the Contract Data Page(s).
--------------------------------------------------------------------------------



Form No. 13077 7-99

                               CONTRACT DATA PAGE
                         INDIVIDUAL DEFERRED RETIREMENT
                                ANNUITY CONTRACT



PURCHASE PAYMENTS:


         Minimum Initial or Subsequent Lump Sum Purchase Payment                                 $5,000.00
         Minimum Periodic Payment(s)                                                                $50.00


Purchase Payments are allocated to the Fixed Account and Separate Account One (Variable Account) as shown below unless changed as provided in this contract:


VARIABLE ACCOUNT
Sub-Accounts                                                                            Initial Allocation
Pilgrim Variable Products Trust
-------------------------------
         Pilgrim VP SmallCap Opportunities Portfolio                                                    0%
         Pilgrim VP Research Enhanced Index Portfolio                                                   0%
         Pilgrim VP Growth + Value Portfolio                                                            0%
         Pilgrim VP High Yield Bond Portfolio                                                           0%
         Pilgrim VP International Value Portfolio                                                       0%
         Pilgrim VP MagnaCap Portfolio                                                                  0%
         Pilgrim VP Growth Opportunities Portfolio                                                      0%
         Pilgrim VP MidCap Opportunities Portfolio                                                      0%
AIM Variable Insurance Products Fund
         AIM VI Dent Demographic Trends Fund                                                            0%
Fidelity Variable Insurance Product Fund
----------------------------------------
         VIP Money Market Portfolio                                                                     0%
         VIP Growth Portfolio                                                                           0%
         VIP Equity-Income Portfolio                                                                    0%
Fidelity Variable Insurance Product Fund II
-------------------------------------------
         VIP II Investment Grade Bond Portfolio                                                         0%
         VIP II Asset Manager: Growth Portfolio                                                         0%
         VIP II Index 500 Portfolio                                                                     0%
         VIP II Contrafund Portfolio                                                                    0%
Fidelity Variable Insurance Product Fund III
--------------------------------------------
         VIP III Growth Opportunities Portfolio                                                         0%
The Alger American Fund
-----------------------
         Alger American Small Capitalization Portfolio                                                  0%
         Alger American Growth Portfolio                                                                0%
         Alger American MidCap Growth Portfolio                                                         0%
         Alger American Leveraged AllCap Portfolio                                                      0%




                             OWNER:     John Doe
                             OWNER:     Mary Doe
                        ISSUE DATE:     December 1, 1999
                      CONTRACT NO.:     VA00123456
                         ANNUITANT:     Jimmy Doe
                         ANNUITANT:     Debbie Doe





Form No. 13077 7-99                                                      PAGE A

                               CONTRACT DATA PAGE
                         INDIVIDUAL DEFERRED RETIREMENT
                                ANNUITY CONTRACT


Sub-Accounts (Continued)                                                                Initial Allocation

Janus Aspen Series
------------------
         Aggressive Growth Portfolio                                                                    0%
         Growth Portfolio                                                                               0%
         International Growth Portfolio                                                                 0%
         Worldwide Growth Portfolio                                                                     0%
OCC Accumulation Trust
----------------------
         Managed Portfolio                                                                              0%
         Small Cap Portfolio                                                                            0%
         Equity Portfolio                                                                               0%
         Global Equity Portfolio                                                                        0%
Neuberger Berman Advisers Management Trust
------------------------------------------
         Partners Portfolio                                                                             0%
         Limited Maturity Bond Portfolio                                                                0%
         Socially Responsive Portfolio                                                                  0%

FIXED ACCOUNT
----------------------------------------------------------------------------------------------------------
         Fixed Account A                                                                                0%
         Fixed Account B                                                                                0%
         Fixed Account C                                                                                0%
         -------------------------------------------------------------------------------------------------
         Total Allocation                                                                             100%



-------------------------------------------------------------------
                    TABLE OF WITHDRAWAL CHARGES
-------------------------------------------------------------------
     CONTRACT YEAR OF TOTAL/PARTIAL       WITHDRAWAL CHARGE AS
       WITHDRAWAL MINUS CONTRACT           PERCENTAGE OF EACH
        YEAR OF PURCHASE PAYMENT            PURCHASE PAYMENT
-------------------------------------------------------------------
                 0                                   7%
-------------------------------------------------------------------
                 1                                   7%
-------------------------------------------------------------------
                 2                                   6%
-------------------------------------------------------------------
                 3                                   5%
-------------------------------------------------------------------
                 4                                   4%
-------------------------------------------------------------------
                 5                                   2%
-------------------------------------------------------------------
                 6+                                 zero
-------------------------------------------------------------------



OTHER CHARGES:
         Mortality Risk Charge:         .85% of the daily net asset value
         Expense Risk Charge:           .40% of the daily net asset value
         Administrative Charge:         .15% of the daily net asset value
         Annual Contract Charge:        $30

                                 OWNER: John Doe
                                 OWNER: Mary Doe
                            ISSUE DATE: December 1, 1999
                          CONTRACT NO.: VA00123456
                             ANNUITANT: Jimmy Doe
                             ANNUITANT: Debbie Doe

Form No. 13077 7-99                                                      PAGE B

SECTION 1                           DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATION UNIT                           A unit of measure used to determine
                                            the Variable Account Contract Value.

ANNUITANT(S)                                You are the Annuitant(s) unless you
                                            designate someone else to be the
                                            Annuitant(s).

ANNUITY PAYOUT DATE                         The first business day of any
                                            calendar month in which a Fixed or
                                            Variable Annuity Payout is made
                                            under the contract.

ANNUITY UNIT                                A unit of measure used to determine
                                            the amount of a Variable Annuity
                                            Payout after the first annuity
                                            payout.

BENEFICIARY                                 The person(s) named by you to
                                            receive any payments after your
                                            death.

CODE                                        The Federal Internal Revenue Code of
                                            1986 (IRC), as amended.

CONTINGENT BENEFICIARY                      The person(s) you name to become the
                                            Beneficiary if the Beneficiary dies.

CONTRACT ANNIVERSARY                        The same day and month as the Issue
                                            Date each year that this contract
                                            remains in force.

CONTRACT EARNINGS                           On any Valuation Date, the Contract
                                            Value,

                                            1.       Plus the aggregate Purchase
                                                     Payments withdrawn up to
                                                     that date,

                                            2.       Less the aggregate Purchase
                                                     Payments made up to that
                                                     date.

CONTRACT VALUE                              The sum of the Fixed Account
                                            Contract Value (as defined in
                                            Section 4D),

                                            1.       Plus the Variable Account
                                                     Contract Value (as defined
                                                     in Section 5D) on a
                                                     Valuation Date,

                                            2.       Less prior withdrawals
                                                     (including early withdrawal
                                                     charges),

                                            3.       Less applicable taxes, and

                                            4.       Plus all interest earned.

CONTRACT YEAR                               Each 12-month period starting with
                                            the Issue Date and each Contract
                                            Anniversary after that.

FIXED ACCOUNT                               One or more accounts under this
                                            contract that guarantee both
                                            principal and interest. The Fixed
                                            Accounts are held in our General
                                            Account. We have complete ownership
                                            and control of the assets in the
                                            General Account.

FIXED ANNUITY PAYOUT                        A series of periodic payments to the
                                            Payee which do not vary in amount.
                                            The principal and interest amounts
                                            are guaranteed. These payments are
                                            made from the General Account.



Form No. 13077 7-99                                                            1

SECTION 1                           DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

FUND Any open-end management investment company (or portfolio thereof) or any unit investment trust (or series thereof) listed on the Contract Data Page(s) on the Issue Date or thereafter made available.

GENERAL ACCOUNT                             Our assets other than those
                                            allocated to the Variable Account or
                                            any other separate account.

HOME OFFICE                                 Northern Life Insurance Company at
                                            our home office in Seattle,
                                            Washington, or our administrative
                                            office in Minot, North Dakota.

IRREVOCABLE BENEFICIARY                     The Irrevocable Beneficiary cannot
                                            be removed as Beneficiary without
                                            his or her consent.

                                            The Irrevocable Beneficiary must
                                            also consent to any full or partial
                                            withdrawal, or ownership change,
                                            that the Owner wishes to make.

OWNER(S) (YOU, YOUR)                        The person(s) named on the
                                            Application and the Contract Data
                                            Page(s) to hold this contract and to
                                            exercise all rights and privileges
                                            under it.

                                            The first Owner listed on the
                                            Contract Data Page will be the
                                            person designated to receive all
                                            correspondence, notices and the IRC
                                            forms we are required to send out
                                            under the Code.

                                            Any Owners own the contract equally.
                                            Any request that affects the
                                            contract must be signed by both the
                                            Owners.

PAYEE                                       The person to receive payments under
                                            a Fixed or Variable Annuity Payout.

PURCHASE PAYMENTS                           These include periodic, single lump
                                            sum, rollover, and transfer payments
                                            paid to us on your behalf, less
                                            applicable premium taxes, if any, as
                                            required by law.

START DATE                                  The date on which the entire
                                            Contract Value is used to purchase a
                                            Fixed and/or Variable Annuity
                                            Payout. Unless you tell us otherwise
                                            in writing, the Start Date will be
                                            the first day of the month in which
                                            the Annuitant reaches age 85.

                                            If the Start Date is earlier than
                                            the date on which you reach age
                                            59 1/2, you may be subject to tax
                                            penalties unless you meet a
                                            permitted exception.

SUB-ACCOUNT                                 A subdivision of the Variable
                                            Account.

                                            Each Sub-Account's assets are
                                            invested exclusively in one of the
                                            Funds.

                                            The Sub-Accounts available on the
                                            Issue Date and the percentage of
                                            Purchase Payments you have allocated
                                            to each Sub-Account on the Issue
                                            Date are shown on the Contract Data
                                            Page(s).

                                            Other Sub-Accounts may be available
                                            after the Issue Date.



Form No. 13077 7-99                                                            2

SECTION 1                           DEFINITIONS (CONTINUED)
--------------------------------------------------------------------------------

VALUATION DATE                              Each day on which the New York Stock
                                            Exchange (NYSE) is open for
                                            business, except for a day that a
                                            Sub-Account's corresponding Fund
                                            does not value its shares. The NYSE
                                            is currently closed weekends and
                                            specified holidays.

VALUATION PERIOD                            The time between a Valuation Date
                                            and the next Valuation Date.

VARIABLE ACCOUNT                            A separate investment account of
                                            ours, identified on the Contact Data
                                            Page(s), which has been established
                                            under the State of Washington
                                            insurance laws. It is divided into
                                            Sub-Accounts.

VARIABLE ANNUITY PAYOUT                     A series of periodic payments to the
                                            Payee varying in amount based on the
                                            investment performance of the
                                            Variable Account Sub-Accounts under
                                            this contract.

WE, US, OUR                                 Northern Life Insurance Company at
                                            its home office in Seattle,
                                            Washington and its administrative
                                            office in Minot, North Dakota.

WRITTEN, IN WRITING                         A written request or notice signed,
                                            dated, and received at an address
                                            designated by us in a form we
                                            accept. You may ask us for the
                                            forms.

SECTION 2         THE CONTRACT
--------------------------------------------------------------------------------

A.       THE CONTRACT
                                            The entire contract is the contract;
                                            the Contract Data Page(s); the
                                            application; and attached
                                            endorsements.

                                            Unless fraudulent, all statements
                                            made by or on behalf of anyone
                                            covered by this contract are
                                            representations and not warranties.

                                            Only statements found in the
                                            attached application(s) may be used
                                            to cancel this contract or as our
                                            defense if we refuse to pay a claim.

B.       MODIFICATION OF CONTRACT

                                            Only our President or Secretary may
                                            change this contract on our behalf.
                                            No agent or any other person may
                                            change this contract. Any change
                                            must be in writing.

SECTION 3         PURCHASE PAYMENTS
--------------------------------------------------------------------------------

A.       GENERAL

                                            Purchase Payments must be in cash or
                                            a cash equivalent and are payable at
                                            our Home Office.

                                            Subject to Section 13C, you may make
                                            Purchase Payments at any time before
                                            the Start Date while the contract is
                                            in force.

                                            The initial Purchase Payment must
                                            equal or exceed the minimum as shown
                                            on the Contract Data Page(s).


Form No. 13077 7-99                                                            3

SECTION 3         PURCHASE PAYMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                            On a non-discriminatory basis, we
                                            may choose not to accept an
                                            additional Purchase Payment if:

                                            1.       It is less than

                                                     a.     A minimum lump sum
                                                            Purchase Payment of
                                                            $5,000,

                                                     b.     A minimum periodic
                                                            payment in the
                                                            amount of $50.00; or

                                            2.       The additional Purchase
                                                     Payment plus the Contract
                                                     Value at the next Valuation
                                                     Date exceeds $1,000,000.

B.       ALLOCATION OF
         PURCHASE PAYMENTS

                                            You specified the initial allocation
                                            of Purchase Payments on your
                                            application for this contract. This
                                            allocation is shown on the Contract
                                            Data Page(s).

                                            The allocation of future Purchase
                                            Payments will remain the same unless
                                            you change it.

                                            You may change the percentage
                                            allocation between or among
                                            available Sub-Accounts and the Fixed
                                            Accounts at any time by giving us
                                            written notice.

                                            The change is subject to any
                                            limitations on the number of Funds
                                            available through each contract.

                                            Changes in the allocation will not
                                            be effective until the date we
                                            receive your notice and will only
                                            affect Purchase Payments we receive
                                            after that date.

                                            The allocation may be 100% to any
                                            account or may be divided between
                                            the accounts in whole percentage
                                            points, totaling 100%.

                                            Reallocations of the Contract Value
                                            are governed by Section 6.

SECTION 4         FIXED ACCOUNT
--------------------------------------------------------------------------------

A.       GENERAL

                                            The Fixed Account consists of Fixed
                                            Accounts A, B and C.

                                            Purchase Payments allocated, and
                                            Contract Value reallocated, to the
                                            Fixed Accounts will be credited with
                                            interest at rates we determine from
                                            time to time.

                                            The rate will never be less than an
                                            effective annual interest rate of
                                            three percent.

B.       INTEREST CREDITING

         1.       GENERAL
                                            We may credit interest in excess of
                                            the guaranteed rate of three
                                            percent.


Form No. 13077 7-99                                                            4

SECTION 4         FIXED ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------

         2.       INTEREST RATE
                  IN EFFECT

                                            Any interest rate in effect when an
                                            amount is allocated or reallocated
                                            to the Fixed Account is guaranteed
                                            for 12 months after it is received.

                                            All amounts in the Fixed Account,
                                            after the end of the year referenced
                                            above, are credited with excess
                                            interest at the rates in effect for
                                            the then current 12-month period.

                                            There may be more than one interest
                                            rate in effect at any time for Fixed
                                            Accounts A, B or C.

                                            While this contract is in force,
                                            interest rates declared for Fixed
                                            Account A will not be more than the
                                            interest rates declared for Fixed
                                            Account B.

                                            The interest rate for Fixed Account
                                            C may be higher than Fixed Account A
                                            or B.

         3.       FACTORS DETERMINING
                  INTEREST RATE

                                            In setting interest rates, we
                                            consider many factors, including,
                                            but not limited to: investment yield
                                            rates, taxes, and contract
                                            persistency.

         4.       TIMING OF
                  INTEREST CREDITING

                                            We will credit interest to the Fixed
                                            Account Contract Value beginning on
                                            the date we receive your Purchase
                                            Payment or reallocation until it is
                                            withdrawn or otherwise reallocated.

                                            Interest will be credited and
                                            compounded daily to the Fixed
                                            Account Contract Value using the
                                            daily equivalents of effective
                                            annual interest rates.

C.       FIXED ACCOUNT C

                                            Fixed Account C is provided as a
                                            vehicle for dollar cost averaging to
                                            the Sub-Accounts.

                                            The Minimum Purchase Payment for
                                            Fixed Account C is $5,000.

D.       FIXED ACCOUNT
         CONTRACT VALUE

                                            The Fixed Account Contract Value on
                                            any Valuation Date is:

                                            1.       The sum of your Purchase
                                                     Payment(s) allocated to
                                                     Fixed Accounts A, B and C;

                                            2.       Plus any reallocations from
                                                     the Variable Account to
                                                     Fixed Accounts A and B;

                                            3.       Plus interest credited to
                                                     Fixed Accounts A, B and C;


Form No. 13077 7-99                                                            5

SECTION 4         FIXED ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------

                                            4.       Less any previous partial
                                                     withdrawals, amounts
                                                     applied to purchase partial
                                                     annuity payouts, and the
                                                     Annual Contract Charge(s)
                                                     applied to the Fixed
                                                     Account;

                                            5.       Less any previous
                                                     reallocations to the
                                                     Variable Account; and

                                            6.       Less premium tax deducted,
                                                     if any.

SECTION 5         VARIABLE ACCOUNT
--------------------------------------------------------------------------------

A.       GENERAL

                                            The Variable Account is registered
                                            with the Securities and Exchange
                                            Commission as a unit investment
                                            trust, under the Investment Company
                                            Act of 1940.

                                            We have complete ownership and
                                            control of the assets in the
                                            Variable Account. These assets are
                                            held separately from our other
                                            assets and are not part of our
                                            General Account.

                                            The portion of the assets of the
                                            Variable Account equal to the
                                            reserves, and other contract
                                            liabilities of the Variable Account,
                                            are not chargeable with liabilities
                                            from any other business that we may
                                            conduct.

                                            The income, gains and losses,
                                            realized or unrealized, from assets
                                            allocated to the Variable Account
                                            will be credited to, or charged
                                            against, the Variable Account,
                                            without regard to our other income,
                                            gains, or losses.

B.       SUB-ACCOUNTS

                                            The Variable Account is divided into
                                            Sub-Accounts, some of which are
                                            available under the contract. Each
                                            Sub-Account that is available under
                                            this contract invests in shares of a
                                            Fund. Funds initially available are
                                            set forth on the Contract Data
                                            Page(s).

                                            Shares of a Fund will be purchased
                                            and redeemed for a Sub-Account at
                                            their net asset value.

                                            We will reinvest the net asset value
                                            of the income, dividends, and gains,
                                            distributed from shares of a Fund,
                                            in additional shares of that Fund.

                                            The Fund prospectuses define the net
                                            asset value and describe the Funds.

                                            The dollar amounts of values and
                                            benefits of this contract provided
                                            by the Variable Account depend on
                                            the investment performance of the
                                            Funds in which your selected
                                            Sub-Accounts are invested.

                                            We do not guarantee the investment
                                            performance of the Funds. You bear
                                            the full investment risk for amounts
                                            applied to the Sub-Accounts.


Form No. 13077 7-99                                                            6

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------

C.       ACCUMULATION UNITS

                                            Purchase Payments received under
                                            this contract and allocated to, and
                                            any amounts reallocated to, the
                                            Variable Account will be credited in
                                            the form of Accumulation Units.

                                            To find the number of Accumulation
                                            Units:

                                            1.       Divide the amount of the
                                                     Purchase Payment allocated
                                                     to or any amount
                                                     reallocated to the
                                                     Sub-Account;

                                            2.       By the value of an
                                                     Accumulation Unit for that
                                                     Sub-Account on the next
                                                     Valuation Date.

                                            To find the number of Accumulation
                                            Units cancelled upon withdrawal, or
                                            reallocation, from a Sub-Account:

                                            1.       Divide the amount withdrawn
                                                     or reallocated;

                                            2.       By the Accumulation Unit
                                                     value, on the next
                                                     Valuation Date.

                                            Each Accumulation Unit value is set
                                            at $10 when the Sub-Account first
                                            purchases investment shares.

                                            Subsequent values on any Valuation
                                            Date are equal to:

                                            1.       The previous Accumulation
                                                     Unit value;

                                            2.       Multiplied by the net
                                                     investment factor for that
                                                     Sub-Account for the
                                                     Valuation Date.

D.       VARIABLE ACCOUNT
         CONTRACT VALUE

                                            The Variable Account Contract Value
                                            is the total of the values of your
                                            interest in each Sub-Account. Each
                                            Sub-Account is equal to:

                                            1.       The number of Accumulation
                                                     Units;

                                            2.       Multiplied by the
                                                     Accumulation Unit value.

                                            The Variable Account Contract Value
                                            will vary from Valuation Date to
                                            Valuation Date.

E.       NET INVESTMENT FACTOR

                                            The net investment factor is an
                                            index number which reflects charges
                                            to this contract and the investment
                                            performance during a Valuation
                                            Period of the Fund in which a
                                            Sub-Account is invested.

                                            If the net investment factor is
                                            greater than one, the Accumulation
                                            Unit value has increased. If the net
                                            investment factor is less than one,
                                            the Accumulation Unit value has
                                            decreased.

                                            The net investment factor for a
                                            Sub-Account is determined by
                                            dividing (1) by (2) and then
                                            subtracting (3) from the result,
                                            where:



Form No. 13077 7-99                                                            7

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------

                                            1.       Is the net result of:

                                                     a.     The net asset value
                                                            per share of the
                                                            Fund shares held in
                                                            the Sub-Account,
                                                            determined at the
                                                            end of the current
                                                            Valuation Period;

                                                     b.     Plus the per share
                                                            amount of any
                                                            dividend or capital
                                                            gain distributions
                                                            made on the Fund
                                                            shares held in the
                                                            Sub-Account during
                                                            the current
                                                            Valuation Period;

                                                     c.     Plus a per share
                                                            credit; or

                                                     d.     Less a per share
                                                            charge for any taxes
                                                            reserved which we
                                                            determine to have
                                                            resulted from the
                                                            operations of the
                                                            Sub-Account and to
                                                            be applicable to
                                                            this contract.

                                            2.       Is the net result of:

                                                     a.     The net asset value
                                                            per share of the
                                                            Fund shares held in
                                                            the Sub-Account,
                                                            determined at the
                                                            end of the last
                                                            prior Valuation
                                                            Period;

                                                     b.     Plus a per share
                                                            credit; or

                                                     c.     Less a per share
                                                            charge for any taxes
                                                            reserved for the
                                                            last prior Valuation
                                                            Period which we
                                                            determine to have
                                                            resulted from the
                                                            investment
                                                            operations of the
                                                            Sub-Account and to
                                                            be applicable to
                                                            this contract.

                                            3.       Is a daily factor
                                                     representing the Mortality
                                                     Risk Charge, the Expense
                                                     Risk Charge, and the
                                                     Administrative Charge
                                                     adjusted for the number of
                                                     days in the period. The
                                                     charges are shown on an
                                                     annual basis on the
                                                     Contract Data Page(s).

F.       MORTALITY RISK CHARGE

                                            The Mortality Risk Charge pays us
                                            for assuming the mortality risk
                                            under this contract.

                                            This charge is included in the
                                            calculation of the net investment
                                            factor. It is shown on the Contract
                                            Data Page(s).

G.       EXPENSE RISK CHARGE

                                            The Expense Risk Charge pays us for
                                            guaranteeing that we will not
                                            increase the Annual Contract Charge
                                            or the Administrative Charge even
                                            though our cost of administering
                                            this contract and the Variable
                                            Account may increase.

                                            This Expense Risk Charge is included
                                            in the calculation of the net
                                            investment factor. It is shown on
                                            the Contract Data Page(s).


Form No. 13077 7-99                                                            8

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------

H.       ADMINISTRATIVE CHARGE AND
         ANNUAL CONTRACT CHARGE

                                            The Administrative Charge and the
                                            Annual Contract Charge shown on the
                                            Contract Data Page(s) pay us for the
                                            administrative expenses of the
                                            contract.

                                            The Administrative Charge is
                                            included in the calculation of the
                                            net investment factor.

                                            The Annual Contract Charge will be
                                            deducted from the Contract Value on
                                            each Contract Anniversary before the
                                            Start Date.

                                            We make the deduction from the Fixed
                                            Account and the Variable Account on
                                            a basis that reflects each account's
                                            proportionate percentage of the
                                            Contract Value.

                                            If you request a full withdrawal of
                                            this contract on other than the
                                            Contract Anniversary, the Annual
                                            Contract Charge will be deducted at
                                            the time of the withdrawal.

I.       RESERVED RIGHTS

                                            We reserve the right, if permitted
                                            by applicable law, to:

                                            1.       Create new variable
                                                     accounts;

                                            2.       Combine variable accounts,
                                                     including the Variable
                                                     Account;

                                            3.       Remove, add, or combine
                                                     Sub-Accounts and make the
                                                     new Sub-Accounts available
                                                     to contract Owners at our
                                                     discretion;

                                            4.       Substitute shares of one
                                                     Fund for another;

                                            5.       Reallocate assets of the
                                                     Variable Account, which we
                                                     determine to be associated
                                                     with the class of contracts
                                                     to which this contract
                                                     belongs, to another
                                                     variable account.

                                                     (If this type of
                                                     reallocation is made, the
                                                     term "Variable Account" as
                                                     used in this contract will
                                                     then mean the variable
                                                     account to which the assets
                                                     were reallocated);

                                            6.       De-register the Variable
                                                     Account under the
                                                     Investment Company Act of
                                                     1940, if registration is no
                                                     longer required;

                                            7.       Make any changes required
                                                     by the Investment Company
                                                     Act of 1940;

                                            8.       Operate the Variable
                                                     Account as a management
                                                     investment company under
                                                     the Investment Company Act
                                                     of 1940, or any other form
                                                     permitted by law;

                                            9.       Restrict or eliminate any
                                                     voting privileges of
                                                     contract Owners or other
                                                     persons who have voting
                                                     privileges as to the
                                                     Variable Account; and


Form No. 13077 7-99                                                            9

SECTION 5         VARIABLE ACCOUNT (CONTINUED)
--------------------------------------------------------------------------------

                                            10.      Waive the Annual Contract
                                                     Charge if the Contract
                                                     Value meets specified
                                                     conditions, for example if:

                                                     a.     The Contract Value
                                                            exceeds $50,000; or

                                                     b.     You make minimum
                                                            contributions of at
                                                            least $5,000 (net of
                                                            withdrawals) per
                                                            year.

                                                     We reserve the right to
                                                     reinstate the Annual
                                                     Contract Charge if the
                                                     Contract Value falls below
                                                     $50,000.

SECTION 6         REALLOCATIONS OF CONTRACT VALUE
--------------------------------------------------------------------------------

A.       GENERAL

                                            You may reallocate Contract Value
                                            between or among Sub-Accounts, from
                                            one or more Sub-Accounts to the
                                            Fixed Account, and from the Fixed
                                            Account to one or more Sub-Accounts,
                                            subject to certain limitations.
                                            Subject to the restrictions in
                                            Section 6B, we make a reallocation:

                                            1.       On the next Valuation Date
                                                     after we receive your
                                                     written instructions
                                                     requesting the
                                                     reallocation; or

                                            2.       As of a Valuation Date you
                                                     request which occurs
                                                     thereafter.

                                            Reallocations are subject to the
                                            availability of Sub-Accounts.

                                            On a non-discriminatory basis, we
                                            reserve the right to:

                                            1.       Impose a charge of up to
                                                     $25 for each reallocation
                                                     of Contract Value;

                                            2.       Limit the number of
                                                     reallocations you can make;

                                            3.       Establish minimum and
                                                     maximum amounts for
                                                     reallocations; and

                                            4.       Reallocate the entire
                                                     Contract Value remaining in
                                                     a Sub-Account or any Fixed
                                                     Account in the event that a
                                                     reallocation request would
                                                     bring such remaining
                                                     Contract Value below a
                                                     specified amount.

                                            Allocation of Purchase Payments is
                                            governed by Section 3.

B.       REALLOCATIONS FROM
         FIXED ACCOUNT

                                            Before the Start Date, Fixed Account
                                            A Contract Value may be reallocated
                                            at any time to Fixed Account B
                                            Contract Value or to the Variable
                                            Account.

                                            Before the Start Date, you may
                                            request in writing the reallocation
                                            of part of Fixed Account B to the
                                            Variable Account or to Fixed Account
                                            A under the following conditions:


Form No. 13077 7-99                                                           10

 SECTION 6        REALLOCATIONS OF CONTRACT VALUE (CONTINUED)
--------------------------------------------------------------------------------

                                            1.       You may only reallocate
                                                     Contract Value during the
                                                     reallocation period that
                                                     begins 30 days before and
                                                     ends 30 days after each
                                                     Contract Anniversary. Only
                                                     one reallocation is allowed
                                                     during each reallocation
                                                     period;

                                            2.       We must receive the request
                                                     to reallocate no more than
                                                     30 days before the start of
                                                     the reallocation period and
                                                     not later than 10 days
                                                     before the end of the
                                                     reallocation period;

                                            3.       You may not reallocate more
                                                     than the greater of $1,000
                                                     or 25% of Fixed Account B
                                                     Contract Value. If the
                                                     Fixed Account B Contract
                                                     Value is less than $1,000
                                                     after the reallocation, the
                                                     full Fixed Account B
                                                     Contract Value must be
                                                     reallocated; and

                                            4.       You must reallocate at
                                                     least $250 or the total
                                                     Fixed Account B Contract
                                                     Value, if less.

                                            We reserve the right to permit
                                            reallocations in excess of these
                                            limits on a non-discriminatory
                                            basis.
C.       FIXED ACCOUNT C REALLOCATIONS

         1.       REQUIREMENTS
                                            Reallocations from Fixed Account C
                                            to the Variable Account must begin
                                            within 30 days from receipt of the
                                            Purchase Payment. They will be in
                                            substantially equal payments over a
                                            period of 12 months.

                                            You may change the Variable
                                            Sub-Account(s) receiving Fixed
                                            Account C reallocations by giving us
                                            written notice prior to the
                                            Reallocation Date.

                                            Only one reallocation of Fixed
                                            Account C will take place at any one
                                            time. If additional Purchase
                                            Payment(s) are received for
                                            allocation to Fixed Account C:

                                            1.       The balance of Fixed
                                                     Account C will be adjusted
                                                     to reflect the subsequent
                                                     payment(s); and

                                            2.       Reallocations will be
                                                     recalculated based on the
                                                     number of months remaining
                                                     in the original 12-month
                                                     period.

                                            Reallocations from Fixed Accounts A,
                                            B, or the Variable Account, to Fixed
                                            Account C are prohibited.

                                            No full or partial withdrawals are
                                            available from Fixed Account C.

         2.       REALLOCATION DATE
                                            Reallocations from Fixed Account C
                                            will be transferred any time before
                                            the 29th day of each month. You may
                                            tell us in writing the date you want
                                            the reallocation to occur.


Form No. 13077 7-99                                                           11

SECTION 6         REALLOCATIONS OF CONTRACT VALUE (CONTINUED)
--------------------------------------------------------------------------------

         3.       DISCONTINUING
                  REALLOCATIONS FROM
                  FIXED ACCOUNT C

                                            If reallocations from Fixed Account
                                            C are discontinued prior to the end
                                            of the 12-month term, the remaining
                                            balance of Fixed Account C will be
                                            reallocated to Fixed Account A,
                                            unless you tell us differently.

D.       ALL OTHER REALLOCATIONS

                                            Before the Start Date, you may make
                                            a written request to reallocate all
                                            or part of a Sub-Account's
                                            Accumulation Units to other
                                            Sub-Accounts or to Fixed Accounts A
                                            or B.

                                            To accomplish this reallocation, the
                                            appropriate Accumulation Units will
                                            be redeemed and their value will be
                                            reinvested in other Sub-Accounts, or
                                            reallocated to Fixed Accounts A or B
                                            as directed in your request.

                                            Subject to the restrictions in the
                                            following paragraph, after a
                                            Variable Annuity Payout has begun,
                                            you may make a written request to
                                            reallocate your Annuity Units. This
                                            is done the same way and subject to
                                            the same conditions as reallocating
                                            Accumulation Units. However, we
                                            reserve the right to restrict these
                                            reallocations.

                                            No reallocations to or from Fixed
                                            Accounts A, B or C may be made after
                                            the Start Date. In the event that
                                            part of the Contract Value is
                                            applied to purchase annuity payouts,
                                            the remaining Contract Value may be
                                            reallocated as described above for
                                            periods prior to the Start Date.

SECTION 7         WITHDRAWALS
--------------------------------------------------------------------------------

A.       GENERAL

                                            You may request a full or partial
                                            withdrawal by sending us a written
                                            request.

                                            We reserve the right to deduct
                                            applicable premium taxes and other
                                            state or federal taxes from the
                                            Contract Value on the date the
                                            withdrawal is taken.

                                            The amount withdrawn from the
                                            Sub-Accounts will be determined on
                                            the next Valuation Date following
                                            our receipt of your written request.
                                            This amount, less any charges, will
                                            normally be sent to you within seven
                                            days of our receipt of your written
                                            request.

                                            By law, we have the right to defer
                                            payment of withdrawals from the
                                            Fixed Account for up to six months
                                            from the date we receive your
                                            request.


Form No. 13077 7-99                                                           12

--------------------------------------------------------------------------------

B.       ORDER OF WITHDRAWAL

                                            For purposes of calculating
                                            withdrawal charges, we will take out
                                            Contract Earnings as of the
                                            Valuation Date next following our
                                            receipt of your request; then
                                            withdrawals will be taken from
                                            Purchase Payments on a first-in,
                                            first-out basis.

C.       WITHDRAWAL CHARGE

                                            For any amounts withdrawn that are
                                            subject to the withdrawal charge, we
                                            calculate the withdrawal charge this
                                            way:

                                            1.       The withdrawal charge
                                                     equals the Contract Value
                                                     withdrawn allocable to
                                                     Purchase Payments;

                                            2.       Multiplied by the
                                                     Withdrawal charge
                                                     percentage(s).

                                            The withdrawal charge percentage(s)
                                            is determined from the Table of
                                            Withdrawal Charges shown on the
                                            Contract Data Page(s).

                                            If you make Purchase Payments over
                                            the course of a Contract Year, these
                                            payments will be bundled together to
                                            determine the withdrawal charge. For
                                            example, Purchase Payments made
                                            during year one, until the Contract
                                            Anniversary marking the beginning of
                                            year two, will all be considered to
                                            have been made at the start of year
                                            one for withdrawal charge
                                            calculation purposes.

                                            In computing withdrawals, the
                                            withdrawal charge, if any, will be
                                            deemed a part of the withdrawal, but
                                            will not be received by you.

                                            We will not apply the withdrawal
                                            charge to any portion of the
                                            Contract Value used to purchase an
                                            annuity payout.

D.       FULL WITHDRAWAL

                                            For a full withdrawal of the
                                            Contract Value, we calculate the
                                            withdrawal value this way:

                                            1.       Withdrawal value equals
                                                     Contract Value;

                                            2.       Less withdrawal charge; and

                                            3.       Less Annual Contract
                                                     Charge.

                                            We will pay the withdrawal value to
                                            you in a lump sum, less any
                                            applicable taxes.

                                            Withdrawal of the entire Contract
                                            Value will result in termination of
                                            the contract in accordance with
                                            Section 12A, and we have no further
                                            obligation.


Form No. 13077 7-99                                                           13

--------------------------------------------------------------------------------

E.       PARTIAL WITHDRAWAL

                                            You may withdraw a portion of the
                                            Contract Value. For a partial
                                            withdrawal, we calculate the
                                            withdrawal value this way:

                                            1.       Withdrawal value equals
                                                     Contract Value withdrawn;

                                            2.       Less withdrawal charge.

                                            Some, or all, of the amount
                                            withdrawn may be eligible for a
                                            waiver of the withdrawal charge as
                                            described in Section 7G.

                                            On a non-discriminatory basis, we
                                            reserve the right to impose a charge
                                            not to exceed $25 for each partial
                                            withdrawal and to limit the number
                                            of partial withdrawals you may make.

                                            Unless we agree, on a
                                            non-discriminatory basis, each
                                            partial withdrawal must be at least
                                            $1,000, excluding those under
                                            Section 7F. Following a partial
                                            withdrawal, the remaining Contract
                                            Value must be at least $1,000.

F.       SYSTEMATIC WITHDRAWALS

                                            You may make a written request to
                                            automatically withdraw amounts from
                                            your contract. You may elect to
                                            receive these withdrawals monthly,
                                            quarterly, semi-annually, or
                                            annually, subject to any applicable
                                            federal or state laws, rules or
                                            regulations.

                                            The minimum amount of each
                                            systematic withdrawal may not be
                                            less than $300.

                                            Systematic withdrawals, in excess of
                                            amount you can withdraw without
                                            withdrawal charges, will be subject
                                            to withdrawal charges. This is
                                            described in Section 7G.

                                            Systematic withdrawals will end:

                                            1.       When the election amount
                                                     eligible for withdrawal
                                                     falls below $300;

                                            2.       When the contract ends due
                                                     to election of an annuity
                                                     payout, full withdrawal of
                                                     the contract, or death of
                                                     any Owner; or

                                            3.       You give us written notice
                                                     to end this option.

G.       PARTIAL WAIVER OF
         WITHDRAWAL CHARGE

                                            During any Contract Year, you may
                                            withdraw a portion of the Contract
                                            Value without a withdrawal charge.
                                            For each Contract Year, the amount
                                            you may withdraw without a
                                            withdrawal charge is the greater of:

                                            1.       Earnings; or

                                            2.       Ten percent of Purchase
                                                     Payments, as of the last
                                                     Contract Anniversary,
                                                     subject to withdrawal
                                                     charges.


Form No. 13077 7-99                                                           14

--------------------------------------------------------------------------------

                                            This amount can be taken in up to
                                            four withdrawals per Contract Year.

                                            If your first withdrawal exceeds
                                            this amount, the excess is subject
                                            to the withdrawal charge in Section
                                            7C. If your first withdrawal equals
                                            this amount, other withdrawals
                                            during the Contract Year may be
                                            subject to the withdrawal charge in
                                            Section 7C.

                                            If your first withdrawal is less
                                            than this amount, any portion
                                            available for withdrawal may be
                                            applied against no more than three
                                            additional withdrawals during the
                                            Contract Year. The maximum amount
                                            available for withdrawal remains
                                            subject to the limitations in
                                            Sections 7D and 7E.

H.       FEDERAL TAXES

                                            Some or all of the withdrawal may be
                                            income on which you must pay tax.

                                            We must report such income according
                                            to the tax laws; this may differ
                                            from the way we charge withdrawals
                                            against the contract for purposes of
                                            assessing withdrawal charges.

                                            We may also be required to withhold
                                            taxes from amounts otherwise
                                            payable.

                                            In addition, there may be tax
                                            penalties if you make a withdrawal
                                            before age 59 1/2.

SECTION 8         ANNUITY BENEFITS
--------------------------------------------------------------------------------

A.       APPLICATION OF
         CONTRACT VALUE

                                            Upon receipt of your written request
                                            for an annuity payout, we apply all
                                            or a portion of the Contract Value
                                            to provide a Fixed Annuity Payout,
                                            or a Variable Annuity Payout, or
                                            both. The portion of the Contract
                                            Value we apply will be considered a
                                            partial withdrawal for the purpose
                                            of calculating the death benefit
                                            covered in Section 10.

                                            If the amount to be annuitized on
                                            the date the annuity payout is
                                            scheduled to begin is less than
                                            $5,000, we may pay the withdrawal
                                            value in a lump sum.

                                            We reserve the right to deduct
                                            applicable premium taxes and other
                                            state or federal taxes from the
                                            Contract Value on any Annuity Payout
                                            Date as required by law.


Form No. 13077 7-99                                                           15

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------

B.       ANNUITY PAYOUT OPTIONS

                                            You may select an annuity payout by
                                            sending us a written request.

                                            Your request must be received by us
                                            at least 30 days before the annuity
                                            payout is scheduled to begin.

                                            If you have not selected a required
                                            minimum distribution payment method,
                                            we will provide an annuity payout
                                            option to you at age 85, unless you
                                            notify us otherwise in writing.

                                            The following options are available
                                            for annuity payouts:

         OPTION ONE
                  INSTALLMENTS FOR LIFE
                  WITH OR WITHOUT A
                  FIXED PERIOD CERTAIN

                                            We will pay the proceeds in equal
                                            installments for as long as the
                                            Annuitant lives.

                                            If a fixed period certain is chosen,
                                            we guarantee to make payments for at
                                            least 120 months.

                                            If the Annuitant dies before the end
                                            of the fixed period certain, we will
                                            pay the remaining guaranteed
                                            payments in accordance with Section
                                            10.

                                            For each $1,000 of Contract Value
                                            applied, the Annuity Payout Option
                                            One Table shows:

                                            1.       The guaranteed minimum rate
                                                     for each installment under
                                                     a Fixed Annuity Payout; or

                                            2.       The rate used to determine
                                                     the first installment under
                                                     a Variable Annuity Payout
                                                     using an assumed yield of
                                                     three percent.

                                            The rate depends upon:

                                            1.       Whether the 120-month fixed
                                                     period certain is chosen;
                                                     and

                                            2.       The Annuitant's age on
                                                     his/her birthday nearest
                                                     the date the first
                                                     installment is due.

         OPTION TWO
                  JOINT AND SURVIVOR
                  ANNUITY PAYOUT

                                            We will pay the proceeds in equal
                                            installments for as long as either
                                            the Annuitant or the joint Annuitant
                                            is alive.

                                            For each $1,000 of Contract Value
                                            applied, the Annuity Payout Option
                                            Two Table shows:

                                            1.       The guaranteed minimum rate
                                                     for each installment at
                                                     various ages under a Fixed
                                                     Annuity Payout; or

                                            2.       The rate used to determine
                                                     the first installment under
                                                     a Variable Annuity Payout
                                                     using an assumed yield of
                                                     three percent.


Form No. 13077 7-99                                                           16

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------

         OPTION THREE
                  OTHER FIXED AND VARIABLE
                  ANNUITY PAYOUTS

                                            We will pay the proceeds under any
                                            other Fixed and Variable Annuity
                                            Payouts that we may offer. Contact
                                            us for details.

C.       CHANGE OF ANNUITY
         PAYOUT DATE

                                            Unless we agree otherwise, the first
                                            Annuity Payout Date must be at least
                                            60 days after the Issue Date. The
                                            first Annuity Payout Date is the
                                            first business day of the first
                                            calendar month in which an annuity
                                            payout will be made to you.

                                            You may change the Start Date by
                                            giving us at least 30 days advance
                                            written notice.

D.       FREQUENCY AND AMOUNT OF
         PAYMENTS

                                            Annuity payments will be made
                                            monthly unless we agree to a
                                            different payment schedule.

                                            We reserve the right to change the
                                            frequency of either Fixed or
                                            Variable Annuity Payouts so that
                                            each payment will be at least $100.

E.       FIXED ANNUITY PAYOUTS

                                            The dollar amount of all payments is
                                            fixed during the entire period of
                                            annuity payments, according to the
                                            provisions of the annuity payout
                                            option selected.

                                            If your contract is an IRA,
                                            guaranteed minimum Annuity Payout
                                            Option One and Two rates for Fixed
                                            Annuity Payouts are based upon three
                                            percent yearly interest and rates
                                            derived from 1983 Mortality Table a.

                                            Other Fixed Annuity Payout rates may
                                            be available, but rates will never
                                            be less than those shown in the
                                            Annuity Payout Option One and Two
                                            Tables. Contact us for details.

                                            In setting Fixed Annuity Payout
                                            rates, we consider many factors,
                                            including, but not limited to:
                                            investment yield rates; taxes; and
                                            contract persistency.

F.       PAYMENT OF PRESENT VALUE

                                            Following the death of the Annuitant
                                            and any joint Annuitant under a
                                            Fixed Annuity Payout, we may offer
                                            the Beneficiary payment of the
                                            present value of the unpaid
                                            remaining payments if he/she chooses
                                            not to continue annuity payouts.


Form No. 13077 7-99                                                           17

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------

                                            If the present value is payable, we
                                            calculate it this way:

                                            1.       We determine the number of
                                                     unpaid remaining payments
                                                     when we receive proof of
                                                     death; and

                                            2.       We discount the remaining
                                                     payments at the rate
                                                     specified in the terms of
                                                     the Fixed Annuity Payout
                                                     supplemental contract.

G.       VARIABLE ANNUITY PAYOUTS

                                            If you elect a Variable Annuity
                                            Payout, all or a portion of the
                                            Variable Account Contract Value is
                                            used to provide payments which:

                                            1.       After the first payment,
                                                     are not predetermined or
                                                     guaranteed as to dollar
                                                     amount; and

                                            2.       Vary in amount with the
                                                     investment experience of
                                                     the Sub-Accounts.

                                            Based upon the option chosen, the
                                            first payout is determined by the
                                            amount of the Contract Value used to
                                            provide the Variable Annuity Payout.
                                            The Contract Value is converted into
                                            a fixed number of Annuity Units, and
                                            subsequent payouts are determined by
                                            the value of the Annuity Units.

                                            Reallocations among Sub-Accounts
                                            before the Start Date are governed
                                            by Section 6.

H.       DETERMINATION OF THE FIRST
         VARIABLE ANNUITY PAYMENT

                                            If you elect a Variable Annuity
                                            Payout, the Contract Value from a
                                            Sub-Account, less applicable taxes,
                                            will be applied to the applicable
                                            Annuity Payout Option Table. This
                                            will be done:

                                            1.       On the Valuation Date
                                                     immediately preceding the
                                                     seventh calendar day before
                                                     payments begin; and

                                            2.       In accordance with the
                                                     annuity payout option
                                                     chosen.

                                            The amount payable for the first
                                            payment for each $1,000, so applied
                                            under Annuity Payout Options One and
                                            Two based upon an assumed yield of
                                            three percent is shown in the tables
                                            on pages 22 and 23.


Form No. 13077 7-99                                                           18

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------

I.       VARIABLE ANNUITY PAYOUTS
         AFTER THE FIRST ANNUITY PAYOUT

                                            Variable Annuity Payouts after the
                                            first payout are not fixed and vary
                                            in amount. The amount changes with
                                            the investment performance of the
                                            Sub-Accounts, and may change from
                                            month to month. The dollar amount of
                                            such payments is determined as
                                            follows:

                                            1.       The dollar amount of the
                                                     first Variable Annuity
                                                     Payout is divided by the
                                                     Annuity Unit value as of
                                                     the Valuation Date
                                                     immediately preceding the
                                                     seventh calendar day before
                                                     the payments begin. This
                                                     result establishes the
                                                     number of Annuity Units for
                                                     each monthly annuity
                                                     payment after the first
                                                     payment. This number of
                                                     Annuity Units remains fixed
                                                     during the annuity payment
                                                     period.

                                            2.       The fixed number of Annuity
                                                     Units is multiplied by the
                                                     Annuity Unit value as of
                                                     the Valuation Date
                                                     immediately preceding the
                                                     seventh calendar day before
                                                     the date the payment is
                                                     due. The result establishes
                                                     the dollar amount of the
                                                     payment.

                                            We guarantee the dollar amount of
                                            each payout after the first will not
                                            be affected by variations in
                                            expenses or mortality experience.

J.       ANNUITY UNIT VALUES

                                            For each Sub-Account, the Annuity
                                            Unit value was set at $10 when
                                            Accumulation Units were first
                                            converted into Annuity Units.
                                            Subsequent Annuity Unit values for
                                            any Valuation Period are equal to:

                                            1.       The net investment factor
                                                     for the Valuation Period
                                                     for which the Annuity Unit
                                                     value is being calculated;

                                            2.       Multiplied by the Annuity
                                                     Unit value for the
                                                     preceding Valuation Period;
                                                     and

                                            3.       Divided by the daily factor
                                                     at the assumed yield not to
                                                     exceed five percent
                                                     (designed to offset the
                                                     assumed yield used to
                                                     determine the first
                                                     payment) adjusted for the
                                                     number of days in the
                                                     Valuation Period.

                                            Note:    The net investment factor,
                                                     the Annuity Unit value, and
                                                     the daily factor vary from
                                                     day to day. If you have any
                                                     questions you should
                                                     contact us at 877-884-5050.

K.       EXCHANGE OF ANNUITY UNITS

                                            After the annuity payout begins,
                                            Annuity Units of any Sub-Account may
                                            be exchanged for units of any other
                                            Sub-Accounts. This may be done no
                                            more than once a year. Once the
                                            annuity payout starts, no exchanges
                                            may be made to or from any fixed
                                            annuity.


Form No. 13077 7-99                                                           19

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                            ANNUITY PAYOUT TABLE
                                                 OPTION ONE
                            Installments for life with or without a fixed period
                          certain Monthly income for each $1,000 of Contract Value
-------------------------------------------------------------------------------------------------------------
                                           Fixed Period in Months
-------------------------------------------------------------------------------------------------------------
                        MALE                                       FEMALE
----------------------- ------------------------------------------ ------------------------------------------
         AGE                    None                  120                  None                  120
----------------------- --------------------- -------------------- --------------------- --------------------
          50                    4.27                 4.22                  3.90                 3.89
----------------------- --------------------- -------------------- --------------------- --------------------
          51                    4.34                 4.29                  3.97                 3.95
----------------------- --------------------- -------------------- --------------------- --------------------
          52                    4.43                 4.37                  4.03                 4.01
----------------------- --------------------- -------------------- --------------------- --------------------
          53                    4.51                 4.45                  4.10                 4.08
----------------------- --------------------- -------------------- --------------------- --------------------
          54                    4.60                 4.54                  4.18                 4.15
----------------------- --------------------- -------------------- --------------------- --------------------
          55                    4.70                 4.62                  4.25                 4.22
----------------------- --------------------- -------------------- --------------------- --------------------
          56                    4.80                 4.72                  4.34                 4.30
----------------------- --------------------- -------------------- --------------------- --------------------
          57                    4.91                 4.82                  4.42                 4.38
----------------------- --------------------- -------------------- --------------------- --------------------
          58                    5.03                 4.92                  4.52                 4.47
----------------------- --------------------- -------------------- --------------------- --------------------
          59                    5.15                 5.03                  4.61                 4.56
----------------------- --------------------- -------------------- --------------------- --------------------
          60                    5.28                 5.14                  4.72                 4.66
----------------------- --------------------- -------------------- --------------------- --------------------
          61                    5.42                 5.26                  4.83                 4.76
----------------------- --------------------- -------------------- --------------------- --------------------
          62                    5.57                 5.39                  4.95                 4.86
----------------------- --------------------- -------------------- --------------------- --------------------
          63                    5.74                 5.52                  5.07                 4.98
----------------------- --------------------- -------------------- --------------------- --------------------
          64                    5.91                 5.66                  5.21                 5.10
----------------------- --------------------- -------------------- --------------------- --------------------
          65                    6.10                 5.81                  5.35                 5.22
----------------------- --------------------- -------------------- --------------------- --------------------
          66                    6.29                 5.96                  5.51                 5.36
----------------------- --------------------- -------------------- --------------------- --------------------
          67                    6.50                 6.11                  5.67                 5.50
----------------------- --------------------- -------------------- --------------------- --------------------
          68                    6.73                 6.28                  5.85                 5.65
----------------------- --------------------- -------------------- --------------------- --------------------
          69                    6.97                 6.44                  6.04                 5.80
----------------------- --------------------- -------------------- --------------------- --------------------
          70                    7.23                 6.61                  6.25                 5.96
----------------------- --------------------- -------------------- --------------------- --------------------
          71                    7.51                 6.78                  6.47                 6.14
----------------------- --------------------- -------------------- --------------------- --------------------
          72                    7.80                 6.96                  6.71                 6.31
----------------------- --------------------- -------------------- --------------------- --------------------
          73                    8.12                 7.14                  6.97                 6.50
----------------------- --------------------- -------------------- --------------------- --------------------
          74                    8.45                 7.32                  7.26                 6.69
----------------------- --------------------- -------------------- --------------------- --------------------
          75                    8.82                 7.49                  7.56                 6.89
----------------------- --------------------- -------------------- --------------------- --------------------
          76                    9.21                 7.67                  7.90                 7.09
----------------------- --------------------- -------------------- --------------------- --------------------
          77                    9.62                 7.84                  8.26                 7.29
----------------------- --------------------- -------------------- --------------------- --------------------
          78                   10.07                 8.01                  8.65                 7.49
----------------------- --------------------- -------------------- --------------------- --------------------
          79                   10.55                 8.17                  9.07                 7.69
----------------------- --------------------- -------------------- --------------------- --------------------
          80                   11.06                 8.33                  9.53                 7.89
-------------------------------------------------------------------------------------------------------------

Instead of such monthly installments, yearly, semi-annual or quarterly installments may be selected. Amounts for ages not shown in this table may be obtained upon request.


Form No. 13077 7-99                                                           20

SECTION 8         ANNUITY BENEFITS (CONTINUED)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                            ANNUITY PAYOUT TABLE
                                                 OPTION TWO
                                         Joint and Survivor Annuity
                              Monthly Income for Each $1,000 of Contract Value
---------------- --------------------------------------------------------------------------------------------
                                                         FEMALE AGE
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
   MALE AGE          50           55           60            65           70            75           80
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      50            3.60         3.75         3.88          3.99         4.08          4.15         4.20
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      55            3.69         3.88         4.06          4.23         4.38          4.50         4.58
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      60            3.76         3.99         4.23          4.49         4.72          4.91         5.06
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      65            3.81         4.07         4.38          4.72         5.07          5.39         5.65
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      70            3.84         4.14         4.50          4.93         5.40          5.89         6.34
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      75            3.87         4.18         4.58          5.08         5.68          6.37         7.07
---------------- ----------- ------------- ------------ ------------- ------------ ------------- ------------
      80            3.88         4.21         4.64          5.19         5.90          6.78         7.77
-------------------------------------------------------------------------------------------------------------

          Amounts for ages not shown in this table may be obtained upon request.

SECTION 9         GENERAL PROVISIONS
--------------------------------------------------------------------------------

A.       BENEFICIARY CHANGE

                                            You have the right to name an
                                            Irrevocable Beneficiary on the
                                            application.

                                            You may add a Beneficiary or change
                                            the Beneficiary by written request
                                            during your lifetime if:

                                            1.       The contract is in force;
                                                     and

                                            2.       We have the written consent
                                                     of each Irrevocable
                                                     Beneficiary.

                                            If there is more than one
                                            Beneficiary, we pay them in equal
                                            shares unless you have requested
                                            otherwise in writing.

                                            Any addition or change of
                                            Beneficiary should be sent to our
                                            Home Office.

                                            The addition or change will take
                                            effect on the date you signed the
                                            request. It will not affect any
                                            payment or action we make before we
                                            receive and record that request.


Form No. 13077 7-99                                                           21

SECTION 9         GENERAL PROVISIONS (CONTINUED)
--------------------------------------------------------------------------------

B.       BENEFICIARY'S
         SUCCESSION OF INTEREST

                                            If no Beneficiary is named, or if no
                                            Beneficiary survives you, we will
                                            pay your estate.

                                            If a Beneficiary survives you, but
                                            dies before receiving his/her full
                                            share, we will pay his/her share in
                                            the following order, unless you
                                            requested otherwise in writing:

                                            1.       To any surviving
                                                     Beneficiary, in the same
                                                     class of Beneficiary;

                                            2.       To any Contingent
                                                     Beneficiary;

                                            3.       To the Beneficiary's
                                                     surviving spouse;

                                            4.       Equally to the
                                                     Beneficiary's surviving
                                                     children; or

                                            5.       To the Beneficiary's
                                                     estate.

C.       EVIDENCE OF SURVIVAL

                                            We may require proof that a person
                                            is alive on the Required
                                            Distribution Date, the Start Date,
                                            or at any time thereafter.

D.       INCONTESTABILITY

                                            This contract has a two-year
                                            contestable period running from its
                                            Issue Date.

                                            After this contract has been in
                                            force for two years from its Issue
                                            Date, we cannot claim that the
                                            contract is void unless the contract
                                            has been terminated in accordance
                                            with Section 12.

E.       INTEREST ON DEATH BENEFIT

                                            Any death benefit paid under this
                                            contract from the Fixed Account will
                                            include interest from the death
                                            benefit Valuation Date until the
                                            death benefit is paid at a rate not
                                            less than that required by law. Any
                                            death benefit paid under this
                                            contract from the Variable Account
                                            will not include interest.

F.       MISSTATEMENT OF AGE OR SEX

                                            If your age or sex is misstated, the
                                            Required Distribution Date and/or
                                            the Start Date will be adjusted to
                                            reflect the true age or sex.

                                            If age has been misstated and
                                            payments have begun under a Fixed or
                                            Variable Annuity Payout, we will
                                            change the amounts payable to what
                                            the Payee is entitled to at the true
                                            age or sex.

                                            If the misstatement caused us to
                                            make an overpayment, we will deduct
                                            that amount from future payments. If
                                            the misstatement caused us to make
                                            an underpayment, we will pay that
                                            amount immediately.

                                            We have the right to require proof
                                            of an Annuitant's age or sex before
                                            we make payment under any Fixed or
                                            Variable Annuity Payout.


Form No. 13077 7-99                                                           22

SECTION 9         GENERAL PROVISIONS (CONTINUED)
--------------------------------------------------------------------------------

G.       NONPARTICIPATING

                                            The contract does not share in our
                                            profits or surplus. No dividends are
                                            paid under this contract.

H.       PAYMENTS AND SETTLEMENTS

                                            All payments and settlements we make
                                            are payable from our Home Office. We
                                            may require that this contract be
                                            returned before payments and
                                            settlements are made.

I.       PROOF OF DEATH

                                            We accept any of the following as
                                            proof of death:

                                            1.       A certified copy of a death
                                                     certificate;

                                            2.       A certified copy of a
                                                     decree of a court of
                                                     competent jurisdiction as
                                                     to the finding of death; or

                                            3.       Any other proof
                                                     satisfactory to us.

J.       PROTECTION OF PROCEEDS

                                            Payments we make under this
                                            contract:

                                            1.       May not be assigned before
                                                     they are due; and

                                            2.       Except as permitted by law,
                                                     are not subject to claims
                                                     of creditors or legal
                                                     process.

K.       TAX WITHHOLDING

                                            We will withhold taxes from any
                                            payment made when required by law or
                                            regulation.

L.       YEARLY STATEMENT

                                            At least once each Contract Year, we
                                            will send you a report showing the
                                            Contract Value.

SECTION 10        PAYMENTS AT DEATH
--------------------------------------------------------------------------------

A.       GENERAL

                                            At the Beneficiary's election,
                                            distribution of all or part of the
                                            death benefit may be deferred to the
                                            extent allowed by state or federal
                                            law or IRS regulation.

                                            When an Owner dies before the Start
                                            Date, the individual entitled to the
                                            death benefit is the first person in
                                            priority order, among the following,
                                            who is alive on the date of Owner's
                                            death:

                                            1.       Joint Owner, if any; or

                                            2.       Primary Beneficiary; or

                                            3.       Contingent Beneficiary.

                                            If none of the persons above are
                                            alive on the date of Owner's death,
                                            the death benefit will then be paid
                                            to Owner's estate.

                                            If the designated Beneficiary, as
                                            determined above, is the Owner's
                                            surviving legal spouse, the legal
                                            spouse has the additional option to
                                            continue the contract as the Owner.


Form No. 13077 7-99                                                           23

SECTION 10        PAYMENTS AT DEATH (CONTINUED)
--------------------------------------------------------------------------------

                                            Your surviving legal spouse would
                                            then have all ownership rights
                                            described in the contract.

                                            If the legal spouse elects to
                                            continue the contract, he/she may
                                            not later decide to receive the
                                            death benefit.

B.       DEFINITION OF TERMS

         1.       ADJUSTED PURCHASE
                  PAYMENT TOTAL

                                            The initial Adjusted Purchase
                                            Payment Total is equal to the amount
                                            of the first Purchase Payment we
                                            receive. The Adjusted Purchase
                                            Payment Total is increased by the
                                            amount of each subsequent Purchase
                                            Payment. The Adjusted Purchase
                                            Payment Total is decreased by each
                                            Annual Contract Charge. For each
                                            partial withdrawal, the Adjusted
                                            Purchase Payment Total is reduced by
                                            multiplying it by the fraction A
                                            divided by B, (A/B), where:

                                            1.       A is the Contract Value
                                                     immediately after a partial
                                                     withdrawal; and

                                            2.       B is the Contract Value
                                                     immediately before a
                                                     partial withdrawal.

         2.       RESET CONTRACT
                  ANNIVERSARY

                                            The last consecutive six-year
                                            anniversary date measured from the
                                            Issue Date.

         3.       RESET DEATH BENEFIT

                                            On the Reset Contract Anniversary,
                                            the Reset Death Benefit is equal to
                                            the Contract Value.

                                            The Reset Death Benefit is increased
                                            by the amount of each Purchase
                                            Payment made after the Reset
                                            Contract Anniversary.

                                            For each partial withdrawal taken
                                            after the Reset Contract
                                            Anniversary, the Reset Death Benefit
                                            is reduced by multiplying it by the
                                            fraction A divided by B, (A/B),
                                            where:

                                            1.       A is the Contract Value
                                                     immediately after the
                                                     partial withdrawal; and

                                            2.       B is the Contract Value
                                                     immediately before the
                                                     partial withdrawal.

C.       DEATH BENEFIT
         BEFORE THE START DATE

                                            If the first Owner listed on the
                                            contract is living and the Annuitant
                                            dies before the Start Date, we will
                                            automatically name the first Owner
                                            as the successor Annuitant. There
                                            will be no change in status if there
                                            is only one Owner and one of the
                                            Annuitants dies.

                                            You may also surrender the contract.
                                            However, if you surrender the
                                            contract, withdrawal charges may
                                            apply.


Form No. 13077 7-99                                                           24

SECTION 10        PAYMENTS AT DEATH (CONTINUED)
--------------------------------------------------------------------------------

                                            If the Owner is a non-natural person
                                            and the Annuitant dies before the
                                            Start Date, the Contract Value will
                                            be paid to the Beneficiary.

                                            The amount of the death benefit is
                                            defined as follows:

                                            1.       If you die on or before the
                                                     first day of the month
                                                     following your 80th
                                                     birthday, the death benefit
                                                     is the greater of A, b, or
                                                     C where:

                                                     a.     A is the Contract
                                                            Value on the Death
                                                            Benefit Valuation
                                                            Date; or

                                                     b.     B is the Adjusted
                                                            Purchase Payment
                                                            Total; or

                                                     c.     C is the Reset Death
                                                            Benefit.

                                            2.       If you die after the first
                                                     day of the month following
                                                     your 80th birthday, the
                                                     death benefit is the
                                                     greater of A or B where:

                                                     a.     A is the Contract
                                                            Value on the Death
                                                            Benefit Valuation
                                                            Date; or

                                                     b.     B is the Adjusted
                                                            Purchase Payment.

D.       DEATH BENEFIT VALUATION DATE

                                            The Death Benefit Valuation Date is
                                            the Valuation Date following the
                                            date we receive the later of:

                                            1.       Proof of your death; or

                                            2.       The Beneficiary's written
                                                     request in a form which we
                                                     approve for:

                                                     a.     A single sum
                                                            payment; or

                                                     b.     An annuity payout
                                                            permitted by Code
                                                            Section 408(b)(3).

E.       PAYMENT OF DEATH BENEFIT

                                            If the Beneficiary elects a single
                                            sum payment, we will make payment
                                            within seven days after the Death
                                            Benefit Valuation Date.

                                            If an annuity payout is requested,
                                            it may be any annuity payout:

                                            1.       That could have been
                                                     selected under Section 8;
                                                     and

                                            2.       Which is permitted by Code
                                                     Sections 401(a)(9),
                                                     408(b)(3), and the
                                                     regulations thereunder.

F.       DEATH BENEFIT ON OR
         AFTER THE START DATE

                                            On or after the Start Date, the
                                                     amount of the death
                                                     benefit, if any, is
                                                     governed by the annuity
                                                     payout in effect on the
                                                     date of your death.


Form No. 13077 7-99                                                           25

SECTION 11        AMENDMENT AND DISCLAIMER
--------------------------------------------------------------------------------

A.       AMENDMENT

                                            We reserve the right to amend this
                                            contract in order to include any
                                            future changes relating to this
                                            contract's remaining qualified for
                                            treatment as an annuity contract
                                            under the following:

                                            1.        The Code;

                                            2.        IRS rulings and
                                                      regulations; and

                                            3.        Any requirements imposed
                                                      by the Internal Revenue
                                                      Service.

B.       DISCLAIMER

                                            We will be under no obligation for
                                            any of the following:

                                            1.        To determine whether a
                                                      Purchase Payment,
                                                      distribution or transfer
                                                      under the contract
                                                      complies with the
                                                      provisions, terms and
                                                      conditions of each plan or
                                                      with applicable law;

                                            2.        To administer any such
                                                      plan, including, without
                                                      limitation, any provisions
                                                      required by the Retirement
                                                      Equity Act of 1984; or

                                            3.        For any tax penalties owed
                                                      by any party resulting
                                                      from failure to comply
                                                      with the Code and IRS
                                                      rulings, regulations, and
                                                      requirements applicable to
                                                      this contract.

SECTION 12        TERMINATION
--------------------------------------------------------------------------------

A.       TERMINATION

                                            This contract will end on the
                                            earliest of the following:

                                            1.        When the entire withdrawal
                                                      value is withdrawn on or
                                                      before the Start Date; or

                                            2.        When the Contract Value is
                                                      paid in a lump sum as the
                                                      death benefit before the
                                                      Start Date.

                                            In addition, if:

                                            1.        You have not made any
                                                      Purchase Payments for a
                                                      period of two full years;
                                                      and

                                            2.        The guaranteed monthly
                                                      benefit under the life
                                                      annuity with payments for
                                                      10 or 20 years would be
                                                      less than $20 per month
                                                      when you reach age 71, or
                                                      at the end of Contract
                                                      Year 12, whichever is
                                                      later;

                                            Then, we may terminate the contract
                                            by payment of the current withdrawal
                                            value.

                                            This payment may be made to you, or,
                                            if you request, to another annuity
                                            or IRA.


Form No. 13077 7-99                                                           26

SECTION 13        IF YOUR CONTRACT IS AN IRA
--------------------------------------------------------------------------------

A.       GENERAL

                                            If you purchased this contract as an
                                            Individual Retirement Annuity (IRA),
                                            this Section restricts how a
                                            Purchase Payment and any withdrawals
                                            may be made under the contract both
                                            before and after your death.

                                            It refers to Code Sections
                                            401(a)(9), and 408(b)(3), 408(k),
                                            including the incidental death
                                            benefit provisions of Proposed
                                            Treasury Regulation Section
                                            1.401(a)(9)-2.

                                            This Section modifies any other
                                            provision in the contract to the
                                            contrary when this contract is an
                                            IRA.

                                            If you have questions about IRA
                                            requirements, consult your personal
                                            tax adviser.

B.       OWNER

                                            For an IRA:

                                            1.        You must be the Annuitant.

                                            2.        Joint Ownership is not
                                                      permitted.

                                            3.        You cannot name a
                                                      different Owner for the
                                                      contract.

                                            4.        The contract is
                                                      established for your
                                                      exclusive benefit and the
                                                      exclusive benefit of your
                                                      Beneficiaries.

                                            5.        You may not borrow money
                                                      from your contract.

                                            6.        Your interest in your
                                                      contract is
                                                      non-transferable.

                                            7.        You cannot assign your
                                                      interest in the contract
                                                      to another person.

                                            8.        Your entire interest in
                                                      your contract is
                                                      nonforfeitable.

C.       CONTRIBUTION

                                            Any contribution must be in cash or
                                            a cash equivalent.

                                            Only the following contribution may
                                            exceed $2,000 for any taxable year:

                                            1.        A rollover contribution
                                                      described in Code Sections
                                                      402(c), 403(a)(4),
                                                      403(b)(8) and 408(d)(3);

                                            2.        An amount transferred from
                                                      another individual
                                                      retirement account or
                                                      annuity; or

                                            3.        A contribution made
                                                      according to the terms of
                                                      a Simplified Employee
                                                      Pension Plan as described
                                                      in Code Section 408(k).

                                            No contribution may be made on your
                                            behalf for the tax year you reach
                                            age 70 1/2 and any year thereafter.

                                            You have the sole responsibility for
                                            determining whether the contribution
                                            meets applicable income tax
                                            requirements.

                                            If we receive a Purchase Payment
                                            greater than that permitted by law,
                                            you may make a written request to
                                            withdraw the excess following the
                                            Code, subject to applicable tax
                                            penalties.

Form No. 13077 7-99                                                           27

SECTION 13        IF YOUR CONTRACT IS AN IRA (CONTINUED)
--------------------------------------------------------------------------------

D.       IRA DISTRIBUTION REQUIREMENTS

                                            You must elect to take a
                                            distribution under the contract on
                                            or before the required beginning
                                            date. This date commences no later
                                            than April 1 of the calendar year
                                            following the calendar year in which
                                            you attain age 70 1/2.

                                            An exception to this rule is that
                                            you may tell us in writing that you
                                            are using another acceptable source
                                            under federal law to meet
                                            distribution requirements.

                                            Distributions for each calendar year
                                            after the year you become 70 1/2
                                            (including the year of your required
                                            beginning date) must be made by each
                                            December 31.

                                            You have the sole responsibility for
                                            requesting a distribution that
                                            complies with applicable law.

                                            Such distribution will be payable in
                                            equal amounts, no less frequently
                                            than annually.

                                            Distributions will be made:

                                            1.        In a lump sum;

                                            2.        Over your life;

                                            3.        Over the lives of you and
                                                      your Beneficiary;

                                            4.        Over a period certain not
                                                      exceeding your life
                                                      expectancy; or

                                            5.        Over a period certain not
                                                      exceeding the joint and
                                                      last survivor life
                                                      expectancy of you and your
                                                      Beneficiary.

                                            Distributions must be non-increasing
                                            or may increase only as provided in
                                            Q&A F-3 of Proposed Treasury
                                            Regulations Section 1.401 (a)(9)-1.

                                            If your entire interest is to be
                                            distributed in other than a single
                                            lump sum, the minimum amount to be
                                            distributed each year will be
                                            determined according to Code Section
                                            408(b)(3). The distribution will
                                            start on the required beginning date
                                            and will continue each year
                                            thereafter.

E.       WITHDRAWAL CHARGES

                                            Withdrawal charges will be waived on
                                            the annual withdrawal in any
                                            Contract Year made to comply with
                                            the minimum distribution
                                            requirements.

                                            However, the maximum amount
                                            available without applying early
                                            withdrawal charges in any Contract
                                            Year under all provisions of this
                                            contract is the greater of:

                                            1.        The amount needed for this
                                                      contract to comply with
                                                      the minimum distribution
                                                      requirements; or

                                            2.        Earnings or ten percent of
                                                      Purchase Payments, as of
                                                      the last Contract
                                                      Anniversary, subject to
                                                      withdrawal charges.


Form No. 13077 7-99                                                           28

SECTION 13        IF YOUR CONTRACT IS AN IRA (CONTINUED)
--------------------------------------------------------------------------------

                                            This waiver applies only to
                                            withdrawals needed for this contract
                                            to meet the minimum distribution
                                            requirements described in this
                                            Section.

F.       DEATH BENEFIT BEFORE THE
         REQUIRED START DATE

                                            If you die before distribution has
                                            begun, the entire interest must be
                                            distributed no later than December
                                            31 of the calendar year in which the
                                            fifth anniversary of your death
                                            occurs.

                                            However, proceeds which are payable
                                            to a named Beneficiary who is a
                                            natural person may be distributed in
                                            equal installments over:

                                            1.        The lifetime of the
                                                      Beneficiary; or

                                            2.        A period not exceeding the
                                                      life expectancy of the
                                                      Beneficiary,

                                            provided such distribution begins no
                                            later than December 31 following the
                                            calendar year in which your death
                                            occurred.

                                            If the Beneficiary is your surviving
                                            legal spouse, he or she may elect to
                                            receive equal or substantially equal
                                            distributions over the life or life
                                            expectancy of the surviving legal
                                            spouse.

                                            The election must be made no later
                                            than December 31 of the calendar
                                            year in which the fifth anniversary
                                            of your death occurs.

                                            Distributions must commence prior to
                                            the date on which you would have
                                            attained age 70 1/2.

                                            Minimum distributions will be
                                            calculated according to Code Section
                                            408(b)(3).

                                            Alternatively, your surviving legal
                                            spouse may continue the contract as
                                            Owner.

                                            Under this requirement, any amount
                                            paid to any of your children will be
                                            treated as if it had been paid to
                                            your surviving legal spouse if the
                                            remainder of the interest becomes
                                            payable to the surviving legal
                                            spouse when the child reaches the
                                            age of majority.

G.       DEATH BENEFIT ON OR AFTER THE
         REQUIRED START DATE

                                            If you die after distribution of
                                            your interest has begun, the
                                            remaining portion of such interest
                                            will continue to be distributed at
                                            least as rapidly as under the method
                                            of distribution being used prior to
                                            your death.


Form No. 13077 7-99                                                           29

SECTION 13        IF YOUR CONTRACT IS AN IRA (CONTINUED)
--------------------------------------------------------------------------------

H.       DETERMINING LIFE EXPECTANCY
         FOR DISTRIBUTIONS

                                            As used in this document, life
                                            expectancy and joint and last
                                            survivor life expectancy will be
                                            determined by use of the expected
                                            return multiples in Tables V and VI
                                            of Treasury Regulation Section
                                            1.72-9 according to Code Section
                                            408(b)(3).

                                            In the case of required
                                            distributions, life expectancy of
                                            you and your Beneficiary will be
                                            initially determined based on your
                                            attained ages in the year you reach
                                            age 70 1/2.

                                            In the case of the death benefit,
                                            the life expectancy will be
                                            initially determined on the basis of
                                            your Beneficiary's attained age in
                                            the year distributions are required
                                            to commence.

                                            Unless you (or your legal spouse)
                                            elect otherwise, prior to the time
                                            distributions are required to
                                            commence, your life expectancy (and,
                                            if applicable, your legal spouse's
                                            life expectancy) will be
                                            recalculated annually based on your
                                            attained ages in the year for which
                                            the required distribution is being
                                            determined.

                                            The life expectancy of a non-legal
                                            spouse Beneficiary will not be
                                            recalculated.

I.     DISCLAIMER

                                            We will be under no obligation for
                                            any of the following:

                                            1.        For any tax or tax
                                                      penalties an Owner,
                                                      Annuitant, or Beneficiary
                                                      may owe resulting from
                                                      failure to comply with the
                                                      requirements imposed by
                                                      the Code or by any other
                                                      applicable federal or
                                                      state law, rule or
                                                      regulation;

                                            2.        To determine whether the
                                                      Purchase Payment,
                                                      distribution, or transfer
                                                      under the contract
                                                      complies with the
                                                      provisions, terms, and
                                                      conditions of any plan or
                                                      with applicable law;

                                            3.        To administer any plan,
                                                      including, without
                                                      limitation, any provisions
                                                      required by the retirement
                                                      Equity Act of 1984;

                                            4.        To provide any
                                                      notifications or reports
                                                      required to be made by an
                                                      employer or any other
                                                      entity;

                                            5.        To verify or make
                                                      provisions to ensure that
                                                      the contribution was
                                                      received by us within any
                                                      deadlines prescribed by
                                                      law or otherwise; or

                                            6.        To effect the correction
                                                      of any excess
                                                      contribution.


Form No. 13077 7-99                                                           30

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Form No. 13077 7-99

--------------------------------------------------------------------------------
INDIVIDUAL DEFERRED RETIREMENT ANNUITY CONTRACT

Nonparticipating
VARIABLE AND/OR FIXED ACCUMULATION
VARIABLE AND/OR FIXED DOLLAR ANNUITY PAYOUTS


NOTICE: To make Purchase Payments, make a claim, or exercise your rights under this contract, please write or call us at:

                Reliastar Service Center
                P.O. Box 5050
                Minot, North Dakota 58702-5050
                877-884-5050



Please include your contract number in all correspondence.



NORTHERN LIFE INSURANCE COMPANY
A Stock Company
1501 4th Avenue
Suite 1000
Seattle, WA 98101-3616

RELIASTAR SERVICE CENTER
2000 21st Avenue NW
Minot, North Dakota 58703




Form No. 13077 7-99